EXHIBIT 10.16

Specific Terms in this Exhibit have been redacted because confidential treatment for those terms has been requested. The redacted material has been separately filed with the Securities and Exchange Commission, and the terms have been marked at the appropriate place with three asterisks [***].

FIFTH AMENDMENT TO GAS GATHERING AND TREATING AGREEMENT

THIS FIFTH AMENDMENT TO GAS GATHERING AND TREATING AGREEMENT (this “Fifth Amendment”) is made by and between SWEPI LP (“Shipper”) and CENTERPOINT ENERGY FIELD SERVICES, LLC, successor by conversion to CenterPoint Energy Field Services, Inc. (“Gatherer”) effective the 1st day of September, 2011.

Background

Gatherer and Shipper are Parties to that certain Gas Gathering and Treating Agreement dated September 1, 2009, as amended (the “Magnolia GGA”). Capitalized terms used herein, if not defined herein, will have the meaning given to such terms in the Magnolia GGA;

Gatherer and Shipper are also Parties to that certain Gas Gathering and Treating Agreement dated April 29, 2010, as amended (the “Olympia GGA”); and

The Parties now desire to further amend the Magnolia GGA as set forth herein.

NOW, THEREFORE, for adequate consideration received and acknowledged, the Parties hereto agree as follows:

1.	As an Additional Service pursuant to Section 7.2 of the Olympia GGA and Magnolia GGA, Gatherer has constructed, or is in the process of constructing, collectively on behalf of Shipper and Encana Oil & Gas (USA) Inc. (“Shipper Partner”) a total of forty-one (41) Receipt Points on the Olympia Gathering System and Magnolia Gathering System (the “Additional Receipt Points”). The Additional Receipt Points are more specifically identified on Exhibit A attached to this Amendment and made a part hereof. The term “Olympia Gathering System” as used herein will have the meaning given to such term in the Olympia GGA. The term “Magnolia Gathering System” as used herein will have the meaning given to such term in the Magnolia GGA.

2.	(a) There will be no increase in Shipper’s Gathering Fee under the Olympia GGA or Magnolia GGA as compensation for the Additional Services of the Additional Receipt Points. Rather, commencing with Shipper’s September 2011 monthly Gathering invoice from Gatherer, and in each monthly Gathering invoice thereafter, Shipper will pay to Gatherer sixty-six (66) equal monthly installments of [***] (each, a “Monthly Installment”) in addition to the other invoiced items. The Parties acknowledge and agree that Shipper is executing an identical Amendment to the Olympia GGA that also states Shipper will make a [***] monthly payment; however, only one [***] Monthly Installment is due from Shipper each Month.

(b)	By separate amendments to its gathering agreements for the Olympia and Magnolia Gathering Systems, commencing with the Shipper Partner’s September 2011 monthly Gathering invoice from Gatherer, and in each monthly Gathering invoice thereafter, Shipper Partner will also pay to Gatherer sixty-six (66) separate equal Monthly Installments of [***] under the same terms and conditions in Section 2(a).

3.	The Parties hereby waive the procedural requirements of Section 7.2 of the Magnolia GGA as it relates to the Additional Receipt Points. Simultaneously with entering into this Amendment, the Parties are executing that certain Additional Services Election, a copy of which is attached hereto and made a part hereof, documenting Shipper’s request for Gatherer to construct and install the Additional Receipt Points.

4.	Except as expressly amended herein, the Magnolia GGA remains in effect as originally written and previously amended.

IN WITNESS WHEREOF, this Fifth Amendment is executed as of the Effective Date.

SHIPPER: SWEPI LP		GATHERER: CENTERPOINT ENERGY FIELD SERVICES, LLC

By:	/s/ Robert Cowan	By:	/s/ William H. May, Jr.
Name:	Robert Cowan	Name:	William H. May, Jr.
Title:	Attorney-In-Fact	Title:	SVP & CCO

Exhibit A

Additional Receipt Points

Magnolia Well Connects:	Pipeline Length (miles)	Pipeline Diameter (inches)	Meter Size (inches)	Olympia Well Connects:	Pipeline Length (miles)	Pipeline Diameter (inches)	Meter Size (inches)

Blackstone Minerals 15H	0.0	Mt	6	Blackstone 4/9	3.4	6	4

Cason-Madden Blue Pad	0.3	8	6	Brumley 8-1H	0.9	6	4

Cason-Madden CDP at Yellow Pad	0.3	8	8	Brushy Group 33-1H	0.0	n/a	4

Cason-Madden Green Pad	0.1	8	6	C Jenkins 11H	1.6	6	4

Colbert Lands 21H-1/2/3	0.7	8	6	C Jenkins 14H	0,0	6	4

D.H. Milner 24_25-(1-2)	0.1	6	6	Gary Lee 7-1H	1.6	6	4

Edgar Cason 13-(2-3)	0.2	8	6	Las Omigas 2-1H	0.0	n/a	4

Edgar Cason 1344-5) East Pad	0.2	8	6	LeGrande 20-1H	0.1	6	4

George Lormand 33-(1-3)H	1.0	10	6	Martin Timber 36-1H	0.0	n/a	4

George Lormand 33-(4-6)H	0.2	8	6	Mortiz ET AL 31	3.0	8	6

Harris-Douglas 15H & 22H	0.0	12	8 (2 meters)	Nabors Properties 10-1H	0.0	6	4

Joseph Dill 4 (1-4)	0.2	8	6	Olympia Minerals 12-1H	0.5	6	4

Joseph Dill 4 (5-7)	0.2	8	6	Olympia Minerals 32H-1	0.2	6	6

Lake Charm 15-(1-2)H	0.0	n/a	6	Sebastian 11-1H	0.0	n/a	4

LP Ware 15-(1-3)	0.0	n/a	6	Sistrunk-Weyerhaeuser 3H & 16H RPH	0.0	n/a	8

M&M Almond et al 03-(4-7) East Pad	0.2	6	6	Theresa Spears 9H 2	0.1	6	6

Melburn Wood 11-1H	1.0	6	4	Yves LeLong 32-1H	4.3	10	4

O.E. Moore 1-(1-2)H	0.1	6	6

Sustainable Forest 26H-1	0.6	6	6

Sustainable Forest 27H-1	1.5	10	6

Sustainable Forrest 26-(4-5) East Pad	0.6	8	6

TJL Hamm 15H	0.0	n/a	6

Wiley Smith 15H	0.0	n/a	6

WKP Properties 12H-1	0.1	6	4